GRANGE NATIONAL BANC CORP.
                               198 E. Tioga Street
                         Tunkhannock, Pennsylvania 18657



Dear Shareholders:

          The Annual Meeting of Shareholders of Grange National Banc Corp. will be held at 10:00 a.m. on May 16, 2003 at the Carriage Inn Restaurant, 327 SR 92 S, Tunkhannock, Pennsylvania.

         The items to be voted on at this meeting are listed in the attached proxy statement.

         Enclosed is a form of proxy for your use. We urge you to vote by signing the proxy, even though you plan to attend the meeting, and mailing it to us in the accompanying stamped envelope. Be sure it is signed exactly as the name or names appear on the proxy.

         A copy of our Annual Report for 2002 is enclosed.


                                                     Sincerely yours,



                                                     John W. Purtell
                                                     Chairman of the Board


April 10, 2003


Enclosures

                           GRANGE NATIONAL BANC CORP.
                               198 E. Tioga Street
                         Tunkhannock, Pennsylvania 18657


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             to be held May 16, 2003



TO OUR SHAREHOLDERS;

         Notice is hereby given that the annual meeting of shareholders of GRANGE NATIONAL BANC CORP. ("Company") will be held on May 16, 2003 at 10 a.m. (prevailing time), at the Carriage Inn Restaurant, 327 SR 92 S, Tunkhannock, Pennsylvania 18657, for the following purposes:

         1. To elect three Class 3 Directors named herein to serve for three-year terms as Directors of the Company, as more fully described in the accompanying Proxy Statement;

         2. To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

         The Board of Directors has fixed March 26, 2003 as the record date for the determination of shareholders entitled to vote at the annual meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting.

         If the annual meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened annual meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


April 10, 2003                            By Order of the Board of Directors,


                                         John W. Purtell, Chairman of the Board

                           GRANGE NATIONAL BANC CORP.
                               198 E. Tioga Street
                         Tunkhannock, Pennsylvania 18657

                                 PROXY STATEMENT

         The accompanying proxy is solicited by and on behalf of the Board of Directors of Grange National Banc Corp. ("Company") for use at the annual meeting ("Annual Meeting") of shareholders to be held on May 16, 2003 at 10:00 a.m. (prevailing time) at the Carriage Inn Restaurant, 327 SR 92 S, Tunkhannock, Pennsylvania 18657 and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to shareholders is April 10, 2003.

         Sending in a signed proxy will not affect the shareholders' right to attend the meeting and vote in person since the proxy is revocable. Any shareholder giving a proxy has the power to revoke it by giving written notice to the Secretary of the Company at any time before the proxy is exercised, submitting a proxy bearing a later date or attending the meeting in person and casting a ballot.

         The expense of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by directors, officers or employees of the Company and its bank subsidiary, Grange National Bank ("Bank"), without additional compensation. Upon request by record holders of the Company's Common Stock, par value $5.00 per share ("Common Stock"), who are brokers, dealers, banks or voting trustees, or their nominees, the Company is required to pay the reasonable expenses incurred by such record holders for mailing proxy material and annual shareholder reports to any beneficial owners of Common Stock.

         A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of the Company's Common Stock for election of all nominees for Class 3 Directors hereinafter named.

         The enclosed confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which the Company does not know that are presented at the meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended; and (v) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

         The Company is not aware of any matters which will be brought before the Annual Meeting (other than procedural matters) which are not referred to in the enclosed notice of the Annual Meeting.

         The Board of Directors has fixed March 26, 2003 as the record date ("Record Date") for the determination of shareholders entitled to vote at the Annual Meeting. Only shareholders of record on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

         The Company had 1,635,968 shares of Common Stock outstanding on the Record Date. The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast, constitutes a quorum. All shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, no matter how they are voted or whether they abstain from voting will be counted in determining the presence of a quorum. If the Annual Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attended the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing of directors. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders are entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting. Each share of Common Stock outstanding is entitled to one vote on each matter which may be brought before the Annual Meeting except for certain restrictions (hereinafter summarized).

         The election of directors will be determined by a plurality vote and the three nominees receiving the most "for" votes will be elected.

         Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

         Article 8 of the Company's Amended and Restated Articles of Incorporation, as amended, restricts the rights of a Person (as hereafter defined) to cast (or execute written consents with respect to) more than 10% of the total votes which all shareholders are entitled to cast at a meeting, unless authorized to do so by the Board of Directors and subject to such conditions as the Board of Directors may impose. The term "Person" includes not only individuals and entities, but also groups of individuals and entities who act together for the purpose of acquiring, holding, disposing of or voting Common Stock.

         The casting of votes by a Person as a proxy holder for other shareholders is not counted in computing the 10% limitation to the extent that the proxies so voted were revocable and were secured from other shareholders who are not members of a group which included such Person. Giving a revocable proxy to a Person does not in itself cause the shareholder giving the proxy to be a member of a group which includes such Person. Article 8 provides that the determination by the Board of Directors of the existence or membership of a group, and of a number of votes any Person or each member of a group is entitled to cast, is final and conclusive absent clear and convincing evidence of bad faith.

         In the event of a violation of Article 8 and in addition to other remedies afforded the Company, the judges of election cannot count votes cast in violation of Article 8 and the Company or its nominees have an option to acquire from the violator shares of Common Stock in excess of the 10% limit at prices which would in certain situations be lower than the current market price of such shares.

         The foregoing is a brief summary of Article 8 and is qualified and amplified in all respects by the exact provisions of the Amended and Restated Articles of Incorporation, as amended, a copy of which can be obtained in the same manner as the Company's Annual Report on Form 10-KSB for 2002. See "ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-KSB".

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of March 10, 2003, the beneficial ownership of the Company's Common Stock by each director and nominee for director of the Company, by each executive officer named in the Summary Compensation Table, and by the directors, nominees for directors and executive officers of the Company as a group. To the Company's knowledge, there is no other person who beneficially owned 5% or more of the Company's outstanding Common Stock as of March 10, 2003. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares.




                                                                   Shares of Common
                            Name of                               Stock Beneficially                    Percent
                        Beneficial Owner                              Owned (a)                         of Class
---------------------------------------------------------------- ---------------- ---- --------------- -----------
Brian R. Ace                                                              30,460  (b)                       1.84%
W. Kenneth Price                                                          41,565  (c)                       2.49%
Sally A. Steele                                                           34,459                            2.07%
Edward A. Coach                                                            7,738                            0.47%
Michael Coleman                                                            4,425                            0.27%
John W. Purtell                                                          106,492                            6.14%
Robert C. Wheeler                                                         26,112                            1.58%
Thomas A. McCullough                                                      74,047  (d)                       4.35%
Russell G. Newell                                                         53,632                            3.20%
Directors, Nominees, and                                                 452,655  (e)                      21.77%
Executive Officers as a Group
(11 persons)

 (a) The securities "beneficially owned" by an individual are determined as of the Record Date in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after the Record Date. Therefore, the options for the following number of shares which are exercisable within 60 days after March 10, 2003 are included:
         Mr. Ace, 16,624 shares; Mr. Price, 13,980 shares; Ms. Steele, 14,380 shares; Mr. Coach, 6,513 shares; Mr. Purtell, 10,380 shares; Mr. Wheeler, 12,380 shares; Mr. McCullough, 38,436 shares; Mr. Newell, 2,196 shares. Beneficial ownership may be disclaimed as to certain of the securities.

(b)      Includes 78 shares owned individually by Mr. Ace's spouse.

(c)      Includes 3,806 shares owned individually by Mr. Price's spouse.

(d) Includes 1,044 shares held by Mr. McCullough as a custodian for his children, 450 shares owned jointly with other relatives.

(e) Includes 146,461 shares which may be acquired within 60 days upon exercise of options.


                              ELECTION OF DIRECTORS

         As permitted under Pennsylvania law, the Articles of Incorporation of the Company provide for staggering the terms of office of the Company's directors by dividing the Board of Directors into three classes, with members of each class serving three-year terms. The Company's Articles of Incorporation further provide that the Board of Directors shall consist of not fewer than five nor more than 25 directors, with the exact number fixed by the Board of Directors. The Board of Directors currently consists of nine members.

         At the Annual Meeting, the shareholders will elect three Class 3 Directors to serve for terms of three years and until their successors are elected and qualified.

         The Board of Directors has designated the persons listed below to be nominees for election as Class 3 Directors. The nominees are being nominated to serve until the end of their terms and until their successors are elected and qualified. The Company has no reason to believe that any of the nominees will be unavailable for election; however, should any nominee become unavailable for any reason, the Board of Directors may designate a substitute nominee. The proxy agents intend (unless authority has been withheld) to vote for the election of the Company's nominees.

         The Bylaws of the Company require that nominations for Directors to be elected at an annual meeting of shareholders, except those made by management of the Company, must be submitted to the Secretary of the Company in writing not later than the close of business on the 20th day immediately preceding the date of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Company owned by the notifying shareholder. Nominations not made in accordance herewith may, in such officer's discretion, be disregarded by the presiding officer of the meeting, and upon the presiding officer's instruction, the vote talliers may disregard all votes cast for each nominee. In the event the same person is nominated by more than one shareholder, the nomination shall be honored, and all shares of capital stock of the Company shall be counted if at least one nomination for that person complies with this provision.

         The Board of Directors has provided by resolution that every Director must own in the Director's name shares of at least $50,000 in value, within 180 days of joining the Board.


Information as to Directors and Nominees

         The following table contains certain information with respect to the nominees for Class 3 Directors whose terms of office will expire in 2006.

                                                                                               Year First Elected
                                                                                                  or Appointed
                                                  Principal Occupation                           Director of the
Name/Age as of Record Date                       During Last 5 Years                             Company or Bank

Robert C. Wheeler                             Retired:  former Chief Executive Officer of             1988
Age 74                                        the Bank and the Company
Thomas A. McCullough                          President  and Chief  Executive  Officer of             1990
Age 56                                        the Bank and the Company
Edward A. Coach                               Certified Public Accountant                             1997
Age 54


         The following table contains certain information with respect to Class 1 Directors whose terms of office expire in 2004.

                                                                                               Year First Elected
                                                                                                  or Appointed
                                                 Principal Occupation                            Director of the
Name/Age as of Record Date                       During Last 5 Years                             Company or Bank

W. Kenneth Price                              Co-owner of Ken Mar Home Furnishings                    1992
Age 62
Russell G. Newell                             Petroleum Business Owner                                1999
Age 65
Sally A. Steele                               Attorney                                                1991
Age 47

         The following table contains certain information with respect to Class 2 Directors whose terms of office expire in 2005.

                                                                                              Year First Elected
                                                                                                  or Appointed
                                                 Principal Occupation                          Director of the
Name/Age as of Record Date                       During Last 5 Years                           Company or Bank

John W. Purtell                               President, S.F. Williams Inc., automobile               1969
Age 73                                        dealership
Brian R. Ace                                  Owner of Laceyville Hardware Store                      1992
Age 48
Michael J. Coleman                            Vice  President  and  General   Manager  of             2002
Age 51                                        Excel Corporation, meat packing


Board of Directors, Committees and Attendance at Meetings

             During 2002, there were 20 meetings of the Board of Directors of the Company and 24 meetings of the Board of Directors of the Bank. All Directors, except Mr. Purtell, attended more than 75% of the meetings of the Board of Directors and all Committee members attended more than 75% of their meetings.

             The Board has an Audit Committee consisting of Edward Coach, Russell G. Newell and Michael J. Coleman, each of whom is "independent" as determined in accordance with the listing standards of the National Association of Securities Dealers. The purpose of the Audit Committee is to review all recommendations made by the Company's independent public accountants with respect to the accounting methods used and the system of internal controls followed by the Company and to advise the Board of Directors with respect thereto. The Audit Committee met four times during 2002.

             The Company has a Compensation Committee consisting of Sally A. Steele, Brian Ace, W. Kenneth Price and Thomas A. McCullough. The Compensation Committee makes recommendations to the Board with respect to the compensation of the officers and key employees, with the exception of Mr. McCullough whose compensation is determined by the Board of Directors as a whole. The Compensation Committee met three times during 2002.

             The Company has a Nominating Committee for nomination of new directors, consisting of W. Kenneth Price, Sally A. Steele and Robert C. Wheeler. The Nominating Committee met three times during 2002 in conjunction with the entire board. The Nominating Committee will consider nominees recommended by a shareholder in a writing sent to the Company's Secretary before February 1 of any year.

Board of Directors Fees

             Members of the Board of Directors, including the Company's President and Chief Executive Officer, were compensated at the rate of $350 per meeting attended in 2002 and will be paid $365 per meeting attended in 2003. The Chairman and Vice Chairman receive an additional $346 and $173 per meeting, respectively. Audit Committee members receive an additional $400 per year. Non-employee Trust Committee members were paid $100 per meeting in 2002 and will be paid $100 per meeting in 2003. Members of the Compensation and Nominating Committees receive no additional fees.

Directors Stock Options

             The Company has a Non-Employee Director Stock Option Plan pursuant to which each Director of the Company on April 1, 1994 received an option to purchase 4,488 shares of Common Stock, another option on April 1, 1997 to purchase an additional 4,488 shares of Common Stock, and another option to purchase 2,148 shares of Common Stock on April 1, 2000. In addition, each Non-Employee Director received in 1996 a grant of an option to purchase 7,696 shares of Common Stock under the Company's Incentive Stock Option and Nonstatutory Stock Option Plan which was approved at the 1996 Annual Meeting of shareholders.

Directors Deferred Income Plan

         Directors are given the option of deferring their fees or accepting a cash payment. A non-qualified Directors Deferred Income Plan ("DDI Plan") has been implemented for those Directors who wish to participate in the Plan. Under the provisions of the DDI Plan, each Director is provided with the opportunity to defer all or a portion of his fees earned as a Director in return for a future payment by the Company to the Director of deferred fees plus interest. Under the provisions of the DDI Plan, the Company and each participating Director executes an agreement whereby the Director agrees to defer all or a portion of his fees for a five-year period. The agreement provides each participating Director with a deferred income payout (payable for a ten-year period) beginning at age 65 (or at the end of the five-year deferral period if the Director is age 60 or older at the beginning of the five-year deferral period). The agreement also provides each participating Director with a pre-payout death benefit, payable to the Director's named beneficiary for a ten-year period, should a participating Director die prior to the beginning of the deferred income payout. The DDI agreement may be amended by mutual written consent of both the Director and the Company, and the Company, upon written consent of the Director (or his beneficiary, if applicable) may accelerate payment of benefits in a lump-sum present-value payment. The DDI Plan is an unfunded plan, although the Company has the right to acquire investments to informally and indirectly provide funding for the future payments under the plan.


Directors' Performance Adjusted Plan

         The Board of Directors has designed and implemented a Directors' Performance Adjusted Plan which is designed to provide certain compensation to members of the Board of Directors. The plan establishes certain annual target goals of Return on Assets ("ROA") and Return on Equity ("ROE") for the Bank and increases compensation to participating Directors based on the level of ROA and ROE reached by the Bank during the year. Target levels on ROA and ROE will be determined by the Board of Directors on an annual basis. Under the plan directors are eligible to receive annual fees ranging from $125 to $1,350 per director. For the Bank's performance in 2002, each Director received $974 under this plan.

Executive Compensation

         The following table sets forth the compensation paid by the Company and the Bank for services rendered in all capacities to the Company and the Bank during the fiscal years ended December 31, 2002, 2001 and 2000 to the President and Chief Executive Officer of the Company and the Bank, the only executive officer of the Company and the Bank whose salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2002.

                           SUMMARY COMPENSATION TABLE


                                                                           Long Term
                                            Annual Compensation          Compensation
                                            -------------------          ------------

                                                                          Securities
                Name and                                                  Underlying        All Other
           Principal Position         Year      Salary        Bonus         Options       Compensation
      -------------------------- ---------- ------------ -------------- --------------- ----------------
      Thomas A. McCullough,           2002     $127,200    $65,122 (1)         0            $25,420 (4)
      President and                   2001     $120,000    $43,386 (2)         0            $23,928 (4)
      Chief                           2000     $112,400    $40,223 (3)         0            $20,043 (4)
      Executive Officer


(1)  Represents bonus earned for 2002.
(2)  Represents bonus earned for 2001.
(3)  Represents bonus earned for 2000.
(4) Includes the Bank's 25% matching contribution and the Bank's optional contribution to his 401(k )retirement plan of $2,750 and $11,179 for 2002, $2,393 and $9,574 for 2001, $2,505 and $10,020 for 2000. The Retirement
     Plan is a benefit available to all employees as described in the Retirement Plan below. This figure also includes $2,741 each year representing a portion of the premium on a split-dollar life insurance policy on Mr. McCullough's life. The Bank pays the annual premium until Mr. McCullough's normal retirement. Upon termination or payment of a claim, the premiums paid by the Bank will be refunded to the Bank and Mr. McCullough or his family will receive the excess amount. Mr. McCullough also participates in the non-qualified DDI Plan described above which is available to all Directors who wish to defer all or a portion of their Directors fees. Mr. McCullough elected to defer $8,750 in Directors fees in 2002, $8,434 in 2001 and $8,662 in 2000.




               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTIONS/SAR VALUES


              (a)                       (b)            (c)                   (d)                      (e)

                                                                     Number of Securities
                                                                          Underlying         Value of Unexercised
                                                                          Unexercised            In-the-Money
                                                                        Options/SARs at         Options/SARs at
                                       Shares                              FY-End(#)               FY-End($)
                                     Acquired on                         Exercisable/            Exercisable/
             Name                    Exercise(#)   Value Realized        Unexercisable         Unexercisable (1)
---------------------------------- -------------- ----------------- ----------------------- ------------------------
Thomas A. McCullough                        0                0             38,436/0              $1,006,836/0

         (1) The value of unexercised options is based on the difference between the exercise price and the market price on December 31, 2002 which was $33.50.

Retirement Plans

         On November 22, 1995 the Board of Directors approved the implementation of an Employee Stock Ownership Plan with 401(k) Provisions ("KSOP"), which replaced the Simplified Employee Pension Plan ("SEP") which was the retirement plan previously utilized by the Bank. The KSOP, which is a type of stock bonus plan, is a plan of deferred compensation in which Company contributions are used to provide participating employees with stock in Grange National Banc Corp. The KSOP also provides that participants may make contributions to the Plan on a before-tax basis, pursuant to provisions found under Section 401(k) of the

Internal Revenue Code. Participants may elect to defer up to 15% of their compensation up to a maximum of $9,240. During 2002 the Company provided a matching contribution of 25% of employee contributions up to 6% of total compensation. The Company contributed $20,758 as matching contributions to employee deferrals during 2002. The Company also made an optional contribution to the plan of $109,606 during 2002, which represents 6% of gross salaries.

         The Bank has entered into supplemental executive retirement agreements with certain of its officers including Mr. McCullough. Under the agreement with Mr. McCullough, he will be entitled to receive at age 62 a normal retirement benefit equal to 85% of his average compensation during the last five years of his employment reduced by certain amounts payable to him from the KSOP and 50% of his Social Security benefit. These payments will be paid monthly for 180 months. Different benefits are payable to Mr. McCullough in the event his employment terminates before his normal retirement date or by reason of death or disability. As required by generally accepted accounting principles, the Company recognized an expense of $66,508 in 2002 and will recognize an expense of $99,556 in 2003 in connection with Mr. McCullough's benefit.

Employment Agreement

         The Company entered into an Employment Agreement on March 25, 1998 with Thomas A. McCullough, the President and Chief Executive Officer of the Company and the Bank. The Agreement provides for an initial term of three years expiring in March, 2001, but the term is extended automatically for one additional year on each anniversary date of the date of commencement of the initial term, unless either the Company or Mr. McCullough gives contrary written notice to the other before such anniversary date. Under the Agreement, Mr. McCullough will receive a base annual salary as determined by the Board of Directors (but not less than $90,000), an annual bonus in the discretion of the Board, director's fees, the use of an automobile, and other employee benefits under the Company's benefit plans. If Mr. McCullough's employment is terminated by the Company or him due to Permanent Disability (as defined), by the Company without Cause (as defined), or by Mr. McCullough by reason of Constructive Discharge (as defined), Mr. McCullough shall be entitled to receive his base salary (except that any payments shall be offset by any amounts paid to him under the Company's disability program) and shall be entitled to group medical and other insurance benefits until the end of the term of employment. If Mr. McCullough's employment is terminated by the Company for Cause or by him for reasons other than Constructive Discharge or Permanent Disability, he shall receive no payment under the Agreement. In the event of the termination of Mr. McCullough's employment after a Change in Control (as defined) of the Company, he shall be entitled to receive an amount equal to 2.99 times the average aggregate annual salary, bonus and director's fees paid to him by the Company during the three calendar years preceding the taxable year in which the date of termination occurred, and he shall be entitled to continued medical and other insurance coverage for the three-year period following the termination. Mr. McCullough shall continue to receive the benefit of the split-dollar insurance agreement and the supplemental executive retirement agreement described above. The Agreement also provides for the non-disclosure by Mr. McCullough of confidential information of the Company and contains his agreement not to compete with the Company during the term of employment or any severance period.

Other Transactions

         The Bank has had and expects to have in the future, loan and other banking transactions in the ordinary course of business with many of its Directors, executive officers and their associates. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the Bank, do not involve more than a normal risk of collectibility or present other unfavorable features.

                          REPORT OF THE AUDIT COMMITTEE

         The members of the Audit Committees of the Company and the Bank are the same. The entire Board of Directors approved all actions of the Audit Committee during 2002. The Audit Committee adopted a written Charter in 2003, a copy of which is attached as Appendix A. The Audit Committee has reviewed the audited financial statements of the Company for the year ended December 31, 2002, and discussed them with management and the Company's independent accountants, Kronick Kalada Berdy & Company, P.C. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by the Statement of Accounting Standards No. 61. The Audit Committee has received from Kronick Kalada Berdy & Company, P.C. the written disclosures and letter required by the Independence Standards Board Standard No. 1, and the Audit Committee has discussed the accountants' independence from the Company and management, with the accountants. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the accountants' independence. Based on the review and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the year ended December 31, 2002, be included in the Company's Annual Report on Form 10-KSB for that fiscal year.

                                                          The Audit Committee
                                                          Edward A. Coach
                                                          Michael J. Coleman
                                                          Russell G. Newell

             SESTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of beneficial ownership and reports as to changes in beneficial ownership. Such persons are required to provide the Company with copies of all Section 16(a) forms they file. Based solely on the review of the copies of such reports furnished to the Company and representations that no other reports were required, the Company notes that during 2002, all directors and executive officers filed all reports on time, except Directors Price and Purtell each filed one Form 4 report late, Director Wheeler filed two Form 4 reports late and executive officer Philip O. Farr filed one Form 4 report late.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         On or about October 31, 2001, the Company, with the approval of its Board of Directors, dismissed Daniel Kenia, P.C., and engaged Kronick Kalada Berdy & Company, P.C., as its principal independent accountant. The reports of Daniel Kenia, P.C., on the Company's financial statements for the previous two fiscal years contained no adverse opinion or disclaimer of opinion nor were such reports modified; and there were no disagreements with Daniel Kenia, P.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         Kronick Kalada Berdy & Company, P.C., acted as the Company's principal independent accountant for the fiscal year ended December 31, 2002, and will act as such for the current year. A representative of Kronick Kalada Berdy & Company, P.C., is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions. For the fiscal year ended December 31, 2002, Kronick Kalada Berdy & Company, P.C., billed the Company for services as follows: Audit Fees - $23,200: Financial Information Systems Design and Implementation Fees - none; and all other Fees - $6,560.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals submitted for inclusion in the Company's Proxy Statement regarding the 2004 Annual Meeting must be submitted to the Company by December 11, 2003.

                                  ANNUAL REPORT

         This Proxy Statement is accompanied by the Annual Report to Shareholders of the Company for the year ended December 31, 2002.

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST THEREFOR TO:

         Sally A. Steele, Secretary
         Grange National Banc Corp.
         198 E. Tioga Street
         Tunkhannock, Pennsylvania 18657


                                             By Order of the Board of Directors


                                             Sally A. Steele, Secretary

                                   Appendix A
                           Grange National Banc Corp.
                             Audit Committee Charter
Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall be comprised of at least three directors, each of whom is independent of management and the Corporation. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Corporation. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, regulatory agencies and others relating to the Corporation's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Corporation's financial statements, and the legal, compliance and ethics programs as established by management and the board of directors. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Corporation. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Corporation's financial reporting process on behalf of the board of directors and report the results of their activities to the board of directors. Management is responsible for preparing the Corporations financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate tone for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

   The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board of directors and the audit committee, as representatives of the Corporations shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss, with the auditors their independence from management and the Corporation and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Corporation's independent auditors.

   The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Corporation's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

   The committee shall discuss the results of the independent auditors review of the Corporation's Quarterly Report on Form 10--Q and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

-- The committee shall review with management and the independent auditors the financial statements to be included in the Corporations Annual Report on Form 10--K (or the annual report to shareholders if distributed prior to the filing of Form 10--K) including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                           GRANGE NATIONAL BANC CORP.


                    Proxy for Annual Meeting of Shareholders
                                  May 16, 2003
                  Solicited on behalf of the Board of Directors

The undersigned hereby constitutes and appoints Mildred ("Tootsie") Grose, Sharon W. Franklin, Karen Fuller and any of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Shareholders of the Grange National Banc Corp. ("Grange"), to be held on the 16th day of May, 2003, and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of Grange which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs that this proxy is to be voted as follows: Please mark your votes as in this example. [X]

1. The election of nominees Robert C. Wheeler, Thomas A. McCullough and Edward A. Coach as Class 3 directors of the Company, as more fully described in the accompanying Proxy Statement.

         Vote for all nominees [ ]           Withhold for all nominees [ ]

         To withhold authority to vote for an individual nominee, write that nominee's name on the space provided below.

         __________________________________________________________________

2. To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

This proxy will, when properly executed, be voted as directed. If no directions to the contrary are indicated, the persons named herein intend to vote for the election of the two named nominees for director.

THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

The undersigned hereby acknowledges receipt of the Company's 2002 Annual Report to Shareholders, Notice of the Company's 2003 Annual Meeting of Shareholders and the Proxy Statement relating thereto.

Number of Shares -                               Date:                    , 2003
                                                     ---------------------------
                                                     (Please date this Proxy)

Name in which stock is held:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------
                                                   Signature of Shareholder(s)

Please sign your name exactly as it appears on your stock certificate(s), indicating any official position or representative capacity. If shares are registered in more than one name, all owners should sign.